UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07853
Kalmar Pooled Investment Trust
(Exact name of registrant as specified in charter)
Barley Mill House
3701 Kennett Pike
Wilmington, DE 19807
(Address of principal executive offices) (Zip code)
Ford B. Draper, Jr., President
Barley Mill House
3701 Kennett Pike
Wilmington, DE 19807
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-463-6670
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

KALMAR
POOLED INVESTMENT
TRUST
Kalmar “Growth-with-Value” Small Cap Fund
Annual Report
December 31, 2011

This report has been prepared for the general information of Kalmar Pooled Investment
Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND
January 20, 2012
Dear Fellow Shareholders and Friends:
This past year was not the time to chase market trends or sector shifts — something Kalmar doesn’t do anyway. A strong start with enthusiasm about an apparently strengthening economy in April turned into a deep, worrisome global decline on double-dip fears. This then led to a sharp rebound in October, and once again signs of strengthening US economic growth through year-end. Economically sensitive sectors especially with foreign exposure led early in the year, then fell behind as defensive sectors took leadership mid-year, then the former bounced back sharply, this time led by domestically oriented companies and low quality, high Beta stocks in the Fourth Quarter. With the market also buffeted from start to finish by Eurozone debt crisis developments, it was “Risk On”, “Risk Off “, and then “Risk On” again, with too many twists and turns to count...or document...amidst extreme macro-induced daily volatility that challenged and fatigued investors. The good news was that from the trenches day by day the year felt worse than the final results — even though after a terrible Third Quarter, with the outlook then especially murky, we stated that for the US at least “things only need to be less-bad than feared for the market to climb meaningfully”. It did — which in addition to the US appearing the best house on a troubled block — saved the year for domestic equities. The rest of the World’s markets were notably weaker.

Average Annual Total Returns (%)
As of December 31, 2011	Month	Quarter	6-Months	1-Year	3-Year	5-Year	10-Year
Kalmar “Growth-with-Value” Small Cap Fund	0.81	14.32	-9.13	0.50	21.77	3.96	6.25
Russell 2000® Growth Index	-0.22	14.99	-10.59	-2.91	19.00	2.09	4.48
Russell 2000® Index	0.66	15.47	-9.77	-4.18	15.63	0.15	5.62
S&P 500 Index	1.03	11.74	-3.73	2.14	14.04	-0.30	2.88
Nasdaq Composite	-0.58	7.86	-6.07	-1.80	18.21	1.52	2.94
Note: Returns shown longer than 1-year are annualized. The Fund’s inception date is 4/11/97. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.48%. This rate can fluctuate and may differ from that printed in the prospectus. The Fund imposes a 2.0% redemption fee on shares redeemed within 90 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.
Please recollect that the Kalmar Fund seeks to achieve strong “All Weather” returns. That is higher reward when markets are fruitful along with better protection and lower volatility when they are rocky. Seeking to achieve this when the market is as fraught as 2011 and wracked by macro forces, our investment team must stay steady at the helm, seeking to sensibly tune-out Big Picture turbulence in order to focus with good research and decisioning on what we

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
can control: Namely uncovering, qualifying, and aiming to own strong businesses that are getting better, that have special attributes, and that should be able to execute growth plans to add material enterprise value with less need for Big Picture help. Think of growth businesses that can weather successfully through the tough times while adding to their competitive advantages. When you know what to look for, hard work often can find it. And we found enough of it for the Fund’s small cap strategy to outperform the relevant benchmarks for the full year, while keeping individual company risks and overall portfolio risk, volatility, and turnover relatively low.
Fourth Quarter and Full Year Performance Attribution (Please recall that Kalmar invests bottom-up, not top-down sectorally.)
For the full year, the Kalmar Fund gained almost 5% relative to the Russell 2000 Growth benchmark from our individual “stock selection” but gave back more than 1% of that from our “sector allocations”. Company stock holdings in Consumer Discretionary and Technology were notably strong, while Producer Durables was the only sector where our holdings detracted from relative returns. Our sector allocations are bottom-up derived from our longer term company stock-picks. Thus, given the rapid twists and turns in market leadership, our sector allocations were frequently somewhat out of sync with what was leading, but we believe none of the individual sector shortfalls were especially meaningful.
For the Fourth Quarter, the performance effect of our sector allocations was close to a wash with the Russell 2000 Growth Index, while the Fund’s particular portfolio holdings slightly lagged — mostly in the Health Care and Materials & Processing sectors. In Health Care, the shortfall was mostly the result of not having biotech, managed care, and small speculative pharma exposure and partly the result of some temporary weakness in three of our larger Health Care holdings. While in the Materials & Processing sector, the shortfall was due to not having exposure, as normal, to basic materials and commodity companies. Our holdings in the Consumer Discretionary area did very well, though, for the quarter and, as noted above, the full year. As to what we didn’t own in Healthcare, we have often discussed our policy of avoiding the “binary risk” in biotech and small pharma and “regulatory risk” in certain managed care companies. We believe these are good risk control policies with longer term payoff. In the same vein, as higher quality growth company owners, we also typically avoid commodity businesses. Importantly also, there was a distinct low quality character to the market’s October surge that disadvantaged the Fund’s “Better Business” orientation.
Fourth Quarter Portfolio Activity
During the Fourth Quarter we purchased 3 new holdings for the Fund and sold 9 completely. The heftier number of sales versus buys was to allow year-end tax management that reduced the overall level of the Fund’s capital gain distribution and eliminated “short term” gains altogether. This extended the Fund’s preponderant history of distributing exclusively “long term” gains to shareholders. The cash resulting from the tax sales was temporarily invested in iShares of the Russell 2000 Growth Index to maintain equity exposure while avoiding “wash sale” disqualification. As we write, this has been almost completely re-invested in individual companies’ stocks. As well, “Peel the Onion” trim and “Beef Up” activity is regular and ongoing in our effort to optimize portfolio reward-to-risk. Recent new purchases include:

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
•	comScore Inc[1] (SCOR) Market Cap† $550 Million: comScore is the industry standard in helping measure the effectiveness of advertising budgets across multiple platforms — online, video, social, and mobile. We believe its high levels of recurring revenues, strong growth in online advertising, and margin improvement should result in strong revenue and earnings acceleration.

•	Approach Resources[2] (AREX) Market Cap $750 Million: This small exploration and production company is focused on the oil-prolific Permian Basin located in West Texas. Approach has the greatest exposure on a per share basis to the horizontal Wolfcamp trend located in the southern portion near Midland, where recent solid results by Approach and others are starting to prove out a significant extension of the geologic play. The stock trades at a significant discount to our evaluation of its risked net asset value.

•	ADTRAN, Inc[3] (ADTN) Market Cap $1.9 Billion: ADTRAN designs, manufactures, and services network access products for commercial and private communications networks. We expect growth to accelerate as capital expenditure budgets for its larger telecom clients grow in 2012 and beyond, as recent acquisitions turn accretive, and as the company makes further progress among US Tier 2 and 3 telecom providers, as well as in foreign market penetration. We believe recent stock price weakness provided a compelling longer term reward-to-risk opportunity.
Portfolio Positioning
Kalmar invests with a forward horizon of one to several years, seeking strong returns with lower risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused on developing proprietary conviction in a company’s fundamental ability to deliver above-expectation competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. If we succeed in getting this perceptual research advantage right, we can be somewhat agnostic about whether the economy grows faster or slower since such “Better Growth Businesses” should be well positioned to add significant enterprise value in a relative sense vis-á-vis the economy, their competitors, and the market.
That said, given the more than normally uncertain US and global economic and market conditions, we are purposefully keeping the Kalmar Fund more evenly balanced in its positioning than at certain other times. By this we mean that we continue to own a broad mix of specially-situated companies that range from having a more assured demand/consumable nature to their revenue through those having greater economic sensitivity. Likewise, we own a relatively evenly balanced mix of companies by “growth character”, ranging from proven Steady Eddy growers, through emerging growth companies pioneering new markets, as well as fundamentally good businesses undergoing significant positive transformation in earning power. Likewise, high market volatility and big swings in sector psychology are accentuating our attentiveness to stock by stock valuation, creating opportunities to peel, add, or replace holdings as reward-to-risk changes — all within our low turnover.

[1]	comScore, Inc (1.7% of the Fund’s net assets)

[2]	Approach Resources, Inc (1.2% of the Fund’s net assets)

[3]	ADTRAN, Inc (1.3% of the Fund’s net assets)

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
Accordingly, we will continue to evolve the Fund’s portfolio in an organic, fundamentals-driven idea-by-idea fashion, with confidence in our research and our investment team. We will focus on owning companies that we believe can gain competitive advantages during the tough times, so that when the overall outlook improves, they are likely to springboard ahead both as businesses and stocks. And naturally, we will work to deliver on Kalmar’s “All Weather” investment objectives described earlier.
Economic and Investment Outlook
As mentioned, since the World economic, political, and policy environment is so uncertain presently, from an investment perspective the future is even more than usually unforecastable. However, it’s possible our broad views may be helpful:
The US economy, having regained better than expected momentum going into 2012, likely has achieved a self-sustaining low growth mode which should continue over the next year or two. With expectable ebbs and flows, this should allow US corporate profits to continue to grow appealingly, but likely with diminishing positive surprise now that the US is three years from the bottom of the Great Recession. Helped also by high profitability, exceptional balance sheets and good cash flows, still lean cost structures, generally better management, and reasonable valuations, US companies’ stocks in 2012 may again be more favored among World equity markets than European and Emerging Market companies.
Europe after all is entering another recession of unknown depth and length and the Eurozone sovereign debt crisis, which appears mildly tamed, is far from over. Positively thinking, European leaders now appear to be turning their attention to policies to attempt to sustain growth, not just enforce austerity. And the European Central Bank is finally under more realistic, less damaging leadership, expanding its balance sheet and aggressively supporting the banks, and thereby sovereign debt markets. These developments have produced improved European systemic risk indicators in the credit markets, possibly giving time for eventual political workout to the Eurozone mess.
Emerging Markets, most critically China, are experiencing slowing growth with risk that fissures in their social structures and harder economic landings than expected could ensue if Europe’s recession is deep and if their governments’ easing measures — which have started — prove too little, too late. Decoupling we know is a fond notion, but not realistic in crunch times. Indeed, negative feedbacks from Europe or other soft spots could impact the US trajectory as well. Meanwhile, our domestic markets still confront dysfunctional government, likely to get no better as the election approaches, as well as intractable long term fiscal imbalances.
Still, it is hard to imagine that 2012 equity markets could be more macro-affected than 2011 — unless unexpected financial shocks intervene or geo-political events turn really stupid. Tail risks definitely do exist, however. Providing some hope for a return in 2012 to more normal “investment markets”, so to speak, is that the extreme volatility of late summer has diminished and so has the extraordinary cross correlation between stocks and other asset classes.

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
Purposefully avoiding being boxed in by an investment policy determined by specific forecasts, Kalmar’s strategy for the New Year — much like the old — will depend on our research to qualify and own better forward-positioned companies, bought inefficiently valued, and benefitting from “sweet spots” of growth, whose managements appear able to create major gains in enterprise value and thrive despite uncertain times. While prognostication is interesting, we believe a sound, bottom-up approach with a company-ownership investment intent is how to best create long term stock market wealth — be it in 2012 or whatever the year. So...steady at the helm...
Organizational Developments on Kalmar’s 30th Anniversary!
As of January 2012 — Kalmar’s 30th Anniversary — our investment team, trading, operations, admin/compliance, and client service teams are stable, productive, and motivated to succeed for the Fund’s shareholders as well as our other individual and institutional clients. In 2011 we completed a major state-of-the-art technology and network upgrade, involving disaster recovery systems, portfolio accounting, trading, and desktop resources. As an organization Kalmar has always been committed to invest ahead of need for the benefit of all our clients. And in this regard, we believe our 9-person investment team is the deepest and most capable in the firm’s history.
There is real similarity here to the “Better Businesses” Kalmar seeks to own, namely to manage the firm well, thus to be able to invest for the future when others may have a hard time doing so. But more than anything, Kalmar’s success springs from the dedicated, talented people that contribute to our culture of accomplishment. Kalmar’s 23 employees — 14 of whom we are proud to say are owners in the firm — all deserve credit and congratulations for what Kalmar has come to be.
And especially on our 30th Anniversary, we also want to thank our fellow shareholders and their advisors for their loyalty and confidence. Everyone at Kalmar will continue to strive to merit your trust and exceed your expectations.
Yours faithfully,
Ford B. Draper, Jr., President
KALMAR INVESTMENT ADVISERS

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
IMPORTANT INFORMATION
Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.
A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth which may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize their full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.
Current and future portfolio holdings are subject to change and risk and there is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Kalmar Fund itself. The Kalmar Fund held the position weights referenced as of 12/31/2011. The market cap values are shown at time of purchase.
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. small cap market. The Russell 2000® Growth Index and the Russell 2000® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments.
For comparative purposes, the S&P 500 and NASDAQ Composite indexes are shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market. The S&P 500 Index returns reflect reinvestment of dividends. The NASDAQ Composite Index is an unmanaged, broad based index of over 5,000 stocks that consist of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted.
The indices mentioned herein are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses.
The beta of the market (Russell 2000 Growth) is 1.00 by definition.
You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. Contact 800-463-6670 for a prospectus which contains this and other information about the Fund. The prospectus should be read carefully before investing.
Shares of the Kalmar Pooled Investment Trust are distributed by BNY Mellon Distributors Inc., King of Prussia, PA., not an adviser affiliate.

KALMAR
POOLED
INVESTMENT
TRUST	Report from Management — concluded
“GROWTH-WITH-VALUE”
SMALL CAP FUND
Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund
Growth of $10,000 vs. The Russell 2000 Growth® Index and The Russell 2000® Index
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.48%. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 90 days of purchase.
The Russell 2000 Growth® and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

KALMAR
POOLED
INVESTMENT
TRUST	Fund Expense Example (Unaudited)
“GROWTH-WITH-VALUE”
SMALL CAP FUND
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2011.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2011” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ended
	July 1, 2011	December 31, 2011	December 31, 2011*
Actual	$1,000.00	$908.70	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of -9.13% for the six-month period of July 1, 2011 to December 31, 2011.

KALMAR
POOLED
INVESTMENT
TRUST	Portfolio Holdings Summary Table December 31, 2011 (Unaudited)
“GROWTH-WITH-VALUE”
SMALL CAP FUND

	% of Net
	Assets	Value
Common Stock:
Technology	29.0%	$96,186,202
Consumer Discretionary	24.7	82,012,462
Producer Durables	16.3	54,086,827
Healthcare	9.2	30,484,995
Energy	6.7	22,093,523
Materials & Processing	5.8	19,180,158
Consumer Staples	2.1	6,980,345
Financial Services	1.9	6,440,676
Exchange-Traded Funds	4.1	13,530,286
Securities Lending Collateral	17.2	57,246,082
Money Market Security	2.0	6,577,693

Total Investments	119.0	394,819,249
Liabilities In Excess Of Other Assets	(19.0)	(63,019,595)

NET ASSETS — 100.0%	100.0%	$331,799,654

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
COMMON STOCK — 95.7%
Consumer Discretionary — 24.7%
Advertising Agencies — 0.7%
Constant Contact, Inc. * (a)	106,555	$2,473,142

Auto Parts — 3.2%
Gentex Corp.	152,765	4,520,316
LKQ Corp. *	199,965	6,014,947

		10,535,263

Cosmetics — 1.3%
Elizabeth Arden, Inc. *	115,465	4,276,824

Diversified Media — 1.1%
Belo Corp.	578,020	3,641,526

Educational Services — 2.9%
American Public Education, Inc. * (a)	134,870	5,837,174
DeVry, Inc.	101,345	3,897,729

		9,734,903

Entertainment — 1.9%
Imax Corp. *	172,200	3,156,426
Live Nation Entertainment, Inc. *	363,015	3,016,655

		6,173,081

Leisure Time — 2.8%
Life Time Fitness, Inc. * (a)	195,455	9,137,521

Restaurants — 2.0%
BJ’s Restaurants, Inc. *	80,385	3,643,048
Bravo Brio Restaurant Group, Inc. *	127,680	2,189,712
Ruby Tuesday, Inc. *	130,980	903,762

		6,736,522

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments — continued December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
Consumer Discretionary — (Continued)
Specialty Retail — 6.7%
DSW, Inc. (A Shares)	139,310	$6,158,895
Tractor Supply Co.	80,565	5,651,635
Ulta Salon Cosmetics & Fragrance, Inc. *	91,905	5,966,473
Zumiez, Inc. * (a)	164,880	4,577,069

		22,354,072

Textiles Apparel & Shoes — 2.1%
Oxford Industries, Inc.	154,025	6,949,608

Total Consumer Discretionary		82,012,462

Consumer Staples — 2.1%
Foods — 2.1%
United Natural Foods, Inc. *	174,465	6,980,345

Total Consumer Staples		6,980,345

Energy — 6.7%
Offshore Drilling & Other Services — 1.2%
Atwood Oceanics, Inc. *	97,785	3,890,865

Oil Well Servies & Equipment — 1.4%
Core Laboratories N.V.	40,880	4,658,276

Oil: Crude Producers — 4.1%
Approach Resources, Inc. * (a)	140,945	4,145,193
Magnum Hunter Resources Corp. * (a)	566,175	3,051,683
Niko Resources, Ltd.	18,945	894,867
Rex Energy Corp. * (a)	369,420	5,452,639

		13,544,382

Total Energy		22,093,523

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments — continued December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
Financial Services — 1.9%
Financial Data & Systems — 1.9%
Alliance Data Systems Corp. * (a)	62,025	$6,440,676

Total Financial Services		6,440,676

Healthcare — 9.2%
Medical & Dental Instruments & Supplies — 5.5%
Cooper Companies, Inc. (The)	159,580	11,253,582
ResMed, Inc. * (a)	172,150	4,372,610
Volcano Corp. *	115,681	2,752,051

		18,378,243

Medical Equipment — 3.7%
Luminex Corp. *	251,825	5,346,245
SonoSite, Inc. *	125,520	6,760,507

		12,106,752

Total Healthcare		30,484,995

Materials & Processing — 5.8%
Chemicals: Diversified — 2.6%
Albemarle Corp.	163,785	8,436,565

Chemicals: Specialty — 1.2%
Polypore International, Inc. * (a)	90,145	3,965,479

Diversified Materials & Processing — 1.6%
Belden, Inc.	162,860	5,419,981

Gold — 0.4%
San Gold Corp. *	734,960	1,358,133

Total Materials & Processing		19,180,158

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments — continued December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
Producer Durables — 16.3%
Air Transport — 0.4%
Atlas Air Worldwide Holdings, Inc. *	35,760	$1,374,257

Commercial Services: Rental & Leasing — 0.5%
Mobile Mini, Inc. *	92,865	1,620,494

Commercial Vehicles & Parts — 1.0%
Rush Enterprises, Inc. (A Shares) *	166,520	3,483,598

Engineering & Contracting Services — 2.2%
Chicago Bridge & Iron Co. N.V.	195,030	7,372,134

Environmental, Maintenance , And Security Services — 0.3%
Corrections Corp. of America *	44,760	911,761

Forms And Bulk Printing Services — 0.5%
InnerWorkings, Inc. * (a)	182,000	1,694,420

International Trade And Diversified Logistics — 2.4%
MSC Industrial Direct Co., Inc. (A Shares)	109,875	7,861,556

Machinery: Industrial — 5.0%
Kennametal, Inc.	135,740	4,957,225
Middleby Corp. *	70,510	6,630,760
Tennant Co.	131,870	5,125,787

		16,713,772

Scientific Instruments: Control & Filter — 1.9%
Robbins & Myers, Inc.	127,375	6,184,056

Scientific Instruments: Electrical — 1.5%
EnerSys, Inc. *	192,625	5,002,471

Shipping — 0.6%
UTi Worldwide, Inc.	140,580	1,868,308

Total Producer Durables		54,086,827

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments — continued December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
Technology — 29.0%
Communications Technology — 3.3%
ADTRAN, Inc.	140,090	$4,225,114
Ixia *	112,855	1,186,106
NICE-Systems, Ltd., Sponsored *	104,800	3,610,360
Polycom, Inc. *	120,960	1,971,648

		10,993,228

Computer Services Software & Systems — 18.9%
Ariba, Inc. *	267,180	7,502,414
Bankrate, Inc. * (a)	268,780	5,778,770
comScore, Inc. *	259,380	5,498,856
Concur Technologies, Inc. * (a)	36,435	1,850,534
DealerTrack Holdings, Inc. * (a)	288,715	7,870,371
MICROS Systems, Inc. *	100,790	4,694,798
NIC, Inc.	351,287	4,675,630
Pegasystems, Inc. (a)	115,225	3,387,615
Rovi Corp. *	161,767	3,976,233
Sapient Corp.	514,565	6,483,519
Syntel, Inc.	87,890	4,110,615
Ultimate Software Group, Inc. * (a)	104,615	6,812,529

		62,641,884

Computer Technology — 0.6%
Super Micro Computer, Inc. *	120,910	1,895,869

Electronic Components — 1.5%
3D Systems Corp. * (a)	178,140	2,565,216
Rogers Corp. *	61,755	2,276,289

		4,841,505

Production Technology Equipment — 2.1%
ATMI, Inc. *	193,115	3,868,093
Teradyne, Inc. * (a)	226,430	3,086,241

		6,954,334

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Schedule of Investments — concluded December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND

		Value
	Shares	(Note 2)
Semiconductors & Components — 2.6%
Atmel Corp. *	372,075	$3,013,808
Diodes, Inc. *	65,320	1,391,316
MaxLinear, Inc. *	202,180	960,355
Power Integrations, Inc. (a)	105,365	3,493,903

		8,859,382

Total Technology		96,186,202

Total Common Stock (Cost $215,982,153)		317,465,188

EXCHANGE-TRADED FUNDS — 4.1%
Diversified Financial Services — 4.1%
iShares Russell 2000 Growth Index Fund (a)	160,635	13,530,286

Total Exchange-Traded Funds (Cost $12,872,823)		13,530,286

SECURITIES LENDING COLLATERAL — 17.2%
BlackRock Liquidity Funds TempCash Portfolio	57,246,082	57,246,082

Total Securities Lending Collateral (Cost $57,246,082)		57,246,082

MONEY MARKET SECURITY — 2.0%
Money Market Fund — 2.0%
BlackRock Liquidity Funds TempFund Portfolio	6,577,693	6,577,693

Total Money Market Security (Cost $6,577,693)		6,577,693

TOTAL INVESTMENTS (Cost $292,678,751) — 119.0%		394,819,249

LIABILITIES IN EXCESS OF OTHER ASSETS — (19.0)%		(63,019,595)

NET ASSETS — 100.0%		$331,799,654

*	Non-income producing security

(a)	All or a portion of the security is on loan. See Note 10 in Notes to Financial Statements.
See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Statement of Assets and Liabilities
“GROWTH-WITH-VALUE”
SMALL CAP FUND

As of
December 31, 2011
Assets:
Investment in securities, at fair value* (Cost $292,678,751)	$394,819,249
Cash	284,708
Receivables for:
Dividends	135,361
Capital shares subscribed	511,836
Other assets	132,792

Total Assets	395,883,946

Liabilities:
Payables for:
Securities lending collateral	57,246,082
Investment securities purchased	5,076,936
Capital shares redeemed	1,247,971
Advisory fee	287,393
Trustee fees	10,188
Accrued expenses and other liabilities	215,722

Total Liabilities	64,084,292

Net Assets	$331,799,654

Net Assets Consisted of:
Shares of beneficial interest	$216,038
Additional paid-in capital	229,625,175
Accumulated net investment loss	—
Accumulated net realized loss on investments and foreign currency related transactions	(182,057)
Net unrealized appreciation on investments	102,140,498

Net Assets for 21,603,837 shares outstanding	$331,799,654

Net asset value, offering and redemption price per share ($331,799,654 / 21,603,837 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$15.36

*	Includes market value of securities on loan
See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Statement of Operations
“GROWTH-WITH-VALUE”
SMALL CAP FUND

For the
Year Ended
December 31, 2011
Investment Income:
Dividends (net of $11,579 foreign taxes withheld)	$1,436,711
Securities lending income	124,719

Total income	1,561,430

Expenses:
Advisory fees (Note 5)	3,443,343
Transfer agent fees (Note 5)	719,967
Accounting and administration fees (Note 5)	367,486
Legal fees	83,075
Trustees’ fees	76,188
Compliance service fees	62,363
Printing & shareholder report fees	43,501
Audit Fees	37,774
Registration fees	35,511
Custodian fees (Note 5)	34,360
Miscellaneous	49,719

Total expenses	4,953,287

Net investment loss	(3,391,857)

Realized and unrealized gain (loss) from investments and foreign currency related transactions
Net realized gain from investments	17,896,676
Net realized gain from foreign currency related transactions	6
Net change in unrealized appreciation on investments and foreign currency related transactions	(13,570,226)

Net realized and unrealized gain from investments and foreign currency related transactions	4,326,456

Net increase in net assets resulting from operations	$934,599

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Statements of Changes in Net Assets
“GROWTH-WITH-VALUE”
SMALL CAP FUND

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,391,857)	$(2,641,082)
Net realized gain from investments and foreign currency related transactions	17,896,682	17,720,888
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(13,570,226)	67,507,543

Net increase in net assets resulting from operations	934,599	82,587,349

Distributions to shareholders:
Net realized capital gains	(17,896,692)	(5,323,884)

Share transactions (a):
Proceeds from shares sold	107,693,691	69,611,782
Proceeds from shares reinvested	13,569,214	4,224,859
Redemption fees	38,885	5,454
Cost of shares redeemed	(87,315,998)	(89,602,777)

Net increase/(decrease) in net assets from share transactions	33,985,792	(15,760,682)

Total increase in net assets	17,023,699	61,502,783
Net assets:
Beginning of Year	314,775,955	253,273,172

End of Year	$331,799,654	$314,775,955

Accumulated net investment loss	$—	$—

(a) Transactions in shares of beneficial interest were:
Shares sold	6,520,922	5,085,543
Shares reinvested .	878,266	259,991
Shares redeemed	(5,310,654)	(6,615,736)

Net increase/(decrease) in shares	2,088,534	(1,270,202)
Shares outstanding — Beginning of Year	19,515,303	20,785,505

Shares outstanding — End of Year	21,603,837	19,515,303

See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Financial Highlights
“GROWTH-WITH-VALUE”
SMALL CAP FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$16.13	$12.19	$9.13	$15.30	$16.81

Investment Operations
Net investment loss	(0.16)	(0.14)	(0.11)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	0.25	4.36	3.17	(6.05)	2.32

Total from investment operations	0.09	4.22	3.06	(6.17)	2.15

Distributions
From net realized gain on investments	(0.86)	(0.28)	—	—	(3.66)

Total distributions	(0.86)	(0.28)	—	—	(3.66)

Net asset value at end of year	$15.36	$16.13	$12.19	$9.13	$15.30

Total return	0.50%	34.57%	33.52%	(40.33)%	12.68%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.44%	1.48%	1.46%	1.40%	1.34%
Net investment loss to average net assets	(0.99)%	(1.00)%	(1.09)%	(0.94)%	(1.04)%
Portfolio turnover rate	41.68%	29.12%	32.14%	33.96%	37.80%
Net assets at end of year (000’s omitted)	$331,800	$314,776	$253,273	$213,961	$360,725
See Accompanying Notes to Financial Statements

KALMAR
POOLED
INVESTMENT
TRUST	Notes to Financial Statements For the Year Ended December 31, 2011
“GROWTH-WITH-VALUE”
SMALL CAP FUND
1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is the sole series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.
2. Risk Considerations
Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.
3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:
Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.
Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.
Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.
All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees. Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

KALMAR
POOLED
INVESTMENT
TRUST	Notes to Financial Statements — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
• Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s assets carried at fair value:

			Level 2 –
	Total		Other	Level 3 –
	Value at	Level 1 –	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
	2011	Prices	Inputs	Inputs
Common Stock*	$330,995,474	$330,995,474	$—	$—
Money Market Security	6,577,693	6,577,693	—	—
Securities Lending Collateral	57,246,082	57,246,082	—	—

Total	$394,819,249	$394,819,249	$—	$—

*	Please refer to the Schedule of Investments for industry and security type breakouts.
At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

KALMAR
POOLED
INVESTMENT
TRUST	Notes to Financial Statements — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.
As of December 31, 2011, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$292,860,808

Gross tax unrealized appreciation	108,406,173
Gross tax unrealized depreciation	(6,447,732)

Net tax unrealized appreciation on investments	$101,958,441

The temporary difference in book and tax cost is due to wash sale loss deferrals.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
The Regulated Investment Company Modernization Act of 2010 (“RIC Modernization Act”) was signed into law on December 22, 2010. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Calendar Year 2011 for the Fund) indefinitely. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Fund does not have a capital loss carryforward.
Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

KALMAR
POOLED
INVESTMENT
TRUST	Notes to Financial Statements — continued
“GROWTH-WITH-VALUE”
SMALL CAP FUND
4. Purchases and Sales of Investment Securities. During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$157,336,657
Sales	$138,904,626
5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.
6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average daily net assets. For the year ended December 31, 2011, investment advisory fees were $3,443,343.
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust.
BNY Mellon Distributors LLC, (formerly BNY Mellon Distributors Inc.), serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. BNY Mellon serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust. On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors LLC to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors LLC and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.
The Bank of New York Mellon, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.
Those Trustees who are not “interested persons” of the Fund receive an annual retainer of $10,000, meeting fees of $1,500 and committee meeting fees of $1,000. The aggregate renumeration paid to the Trustees by the Fund during the fiscal year ended December 31, 2011 was $76,188. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are Officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.
7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

KALMAR
POOLED
INVESTMENT
TRUST	Notes to Financial Statements — concluded
“GROWTH-WITH-VALUE”
SMALL CAP FUND
The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2011	December 31, 2010
Distributions paid from:
Long-term capital gains	$17,896,692	$5,323,884

	$17,896,692	$5,323,884

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
8. Reclassification in the Capital Accounts. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2011.

	Undistributed Net	Accumulated
Paid-in Capital	Investment Loss	Net Realized Loss
$(3,391,867)	$3,391,857	$10
9. Components of Distributable Earnings. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$—	$—	$101,958,441
10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of December 31, 2011, the market value of the securities on loan and collateral are $55,471,118 and $57,246,082, respectively.
12. New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements

KALMAR
POOLED
INVESTMENT
TRUST
“GROWTH-WITH-VALUE”
SMALL CAP FUND
categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.
13. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR
POOLED
INVESTMENT
TRUST	Report of Independent Registered Public Accounting Firm
“GROWTH-WITH-VALUE”
SMALL CAP FUND
To the Board of Trustees and Shareholders
of Kalmar Pooled Investment Trust:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) (the sole portfolio of Kalmar Pooled Investment Trust) (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 24, 2012

KALMAR
POOLED
INVESTMENT
TRUST	Fund Management (Unaudited)
“GROWTH-WITH-VALUE”
SMALL CAP FUND
Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling (800) 463-6670. The address of each Trustee and Officer as it relates to the Trust’s business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

			Number of	Other
	Term of		Portfolios in	Trusteeships
	Office and		Fund Complex	Directorships /
Name, DOB and	Length of Time	Principal Occupation(s)	Overseen by	Held by Trustee
Position(s) with Trust	Served[1]	During Past 5 Years	Trustee	For Past 5 Years
		DISINTERESTED TRUSTEES

Wendell Fenton Date of Birth: May 1939 Trustee	Since 1997	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971 to 2009.	1	None.

Nicholas A. Giordano Date of Birth: March 1943 Trustee	Since 2000	Consultant, financial services organizations since 1997.	1	Trustee, WT Mutual Fund (12 portfolios) (a registered invest- ment company); Director, Independence Blue Cross; Director, Intricon Corp. (pro- ducer of medical devices); and Director, The RBB Fund, Inc. (18 portfolios), (a registered investment company).

David M. Reese, Jr. Date of Birth: July 1935 Trustee	Since 1997	Semi-retired since 1996.	1	None.

David D. Wakefield Date of Birth: October 1930 Trustee	Since 1997	Retired private investor since 1997.	1	Formerly, Director, Townsend’s Inc. (food products and ser- vices).

		INTERESTED TRUSTEE

Ford B. Draper, Jr.[2] Date of Birth: May 1942 Trustee, Chairman, President, Principal Executive Officer	Since 1997	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	1	None.

KALMAR
POOLED
INVESTMENT
TRUST	Fund Management — concluded (Unaudited)
“GROWTH-WITH-VALUE”
SMALL CAP FUND

			Number of	Other
	Term of		Portfolios in	Trusteeships
	Office and		Fund Complex	Directorships /
Name, DOB and	Length of Time	Principal Occupation(s)	Overseen by	Held by Trustee
Position(s) with Trust	Served[1]	During Past 5 Years	Trustee	For Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES

Ford B. Draper, III[3] Date of Birth: November 1966 Vice President	Since 2000	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A

Verna Knowles Date of Birth: November 1945 Treasurer and Chief Financial Officer	Since 1998	Administration Director and Treasurer, Kalmar Investments Inc. since 1998; Trustee and Treasurer, Kalmar Investment Advisers since 1997; President and Director, Books and Balances Ltd. (accounting services) since 1988.	N/A	N/A

Marjorie L. McMenamin Date of Birth: August 1949 Secretary	Since 1998	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A

Kimberly R. Portmann Date of Birth: January 1967 Chief Compliance Officer	Since 2004	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A

Diane J. Drake Date of Birth: July 1967 Assistant Secretary	Since 2005	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc.) since 2008; Vice President and Associate Counsel, PNC from 2003-2007.	N/A	N/A

James G. Shaw Date of Birth: October 1960 Assistant Treasurer	Since 2005	Director and Vice President, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc.) since 2005; Vice President, PNC from 1995-2005.	N/A	N/A

[1]	Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.

[2]	Mr. Ford B. Draper, Jr. is an “interested” Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust’s investment adviser.

[3]	Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR
POOLED
INVESTMENT
TRUST	Other Matters (Unaudited)
“GROWTH-WITH-VALUE”
SMALL CAP FUND
1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2010 to June 30, 2011 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.
2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
3. Approval of Investment Management Agreement. At the meeting held on November 8, 2011, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”), unanimously approved the continuation of the investment management agreement (the “Agreement”) for an additional one year period. At the direction of the disinterested Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser’s proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.
The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with advisory contract approvals. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with Kalmar on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

KALMAR
POOLED
INVESTMENT
TRUST
“GROWTH-WITH-VALUE”
SMALL CAP FUND
With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information provided and the Board’s previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality of these services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser’s services.
The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the one year, three year, five year and ten year periods, each ended September 30, 2011, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods. The Trustees noted that for the one year, three year, five year and ten year periods, the Fund’s performance exceeded the performance of the indices. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the investment adviser and noted that the Fund’s performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.
The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser’s fee and the Fund’s overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund’s total expense ratio. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

KALMAR
POOLED
INVESTMENT
TRUST
“GROWTH-WITH-VALUE”
SMALL CAP FUND
The Board also considered the costs of the services provided by the Adviser and the profits realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. Based on this information, the Board concluded that the profits realized by the Adviser were reasonable after considering the entrepreneurial and business risks incurred by the Adviser and the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s current advisory breakpoint levels reflect these economies of scale for the benefit of shareholders. They determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due the ability of the Fund to spread its fixed costs across a larger asset base.
After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Fund’s advisory agreement with the Adviser for an additional one-year period ending November 30, 2012. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST
PRIVACY POLICY
Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.
INFORMATION WE COLLECT
We collect nonpublic personal information about you (and our other clients) from the following sources:
•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.
INFORMATION WE DISCLOSE
We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.
OUR SECURITY PROCEDURES
To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER
KALMAR INVESTMENT ADVISERS
BARLEY MILL HOUSE
3701 KENNETT PIKE
WILMINGTON, DE 19807
(WEBSITE) WWW.KALMARINVESTMENTS.COM
DISTRIBUTOR
BNY MELLON DISTRIBUTORS LLC
760 MOORE ROAD
KING OF PRUSSIA, PA 19406
SHAREHOLDER SERVICES
BNY MELLON INVESTMENT SERVICING (US) INC.
4400 COMPUTER DRIVE
WESTBOROUGH, MA 01581
CUSTODIAN
THE BANK OF NEW YORK MELLON
ONE WALL STREET
NEW YORK, NY 10286
LEGAL COUNSEL
PEPPER HAMILTON LLP
3000 TWO LOGAN SQUARE
18TH & ARCH STREETS
PHILADELPHIA, PA 19103-2799
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
1700 MARKET STREET
PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST
BNY MELLON INVESTMENT SERVICING (US) INC.
4400 COMPUTER DRIVE
WESTBOROUGH, MA 01581
(WEBSITE) WWW.KALMARINVESTMENTS.COM

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and David D. Wakefield is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,600 for 2010 and $31,600 for 2011.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2010 and $6,000 for 2011. The fees billed were for review by the principal accountant of the registrant’s Federal and State tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2010 and $0 for 2011.
(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.

Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)          Kalmar Pooled Investment Trust

By (Signature and Title)*	/s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date February 28, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Form B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date February 28, 2012

By (Signature and Title)*	/s/ Verna E. Knowles Verna E. Knowles, Chief Financial Officer (principal financial officer)

Date February 28, 2012

*	Print the name and title of each signing officer under his or her signature.